STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
STOCK-BASED COMPENSATION

NOTE 11—STOCK-BASED COMPENSATION

IAC Denominated Stock-based Awards

IAC currently has one active plan under which stock-based awards denominated in shares of IAC common stock have been and may be granted. There are also outstanding stock-based awards that were granted under older plans that have since expired or been discontinued. The active plan provides for grants of stock options to acquire shares of IAC common stock, RSUs denominated in shares of IAC common stock, including those that may be linked to the achievement of the Company’s stock price, known as market-based awards (“MSUs”) and those that may be linked to the achievement of a performance target, known as performance-based awards (“PSUs”), restricted stock, as well as other equity awards. The plan authorizes the Company to grant awards to its employees, officers, directors and consultants. At December 31, 2020, there are 31.1 million shares of stock reserved for future issuance under this plan. This number reflects an adjustment to the number of shares originally authorized under the plan made in connection with the MTCH Separation and pursuant to the plan terms.

This plan was an Old IAC plan and was adopted by the Company and became effective upon the consummation of the MTCH Separation. The plan has a stated term of ten years and provides that the exercise price of stock options granted will not be less than the market price of the Company’s common stock on the grant date. The plan does not specify grant dates or vesting schedules of awards as those determinations have been delegated to the Compensation and Human Resources Committee of IAC’s Board of Directors (the “Committee”). Each grant agreement reflects the vesting schedule for that particular grant as determined by the Committee. RSU awards currently outstanding generally cliff-vest after a five-year period, vest in equal annual installments over a four-year period or cliff-vest after a three-year period in each case, from the grant date. All outstanding stock options are fully vested. There are no MSU or PSU awards currently outstanding at December 31, 2020. The restricted stock award currently outstanding cliff vest on the ten-year anniversary of the November 5, 2020 grant date based on the satisfaction of IAC stock price targets and continued employment through the vesting date.

The amount of stock-based compensation expense recognized in the statement of operations is net of estimated forfeitures. The forfeiture rate is estimated at the grant date based on historical experience and revised, if necessary, in subsequent periods if actual forfeitures differ from the estimated rate. The expense ultimately recorded is for the awards that vest. At December 31, 2020, there is $398.3 million of unrecognized compensation cost, net of estimated forfeitures, related to all equity-based awards, which is expected to be recognized over a weighted average period of approximately 6.2 years.

The total income tax benefit recognized in the accompanying statement of operations for the years ended December 31, 2020, 2019 and 2018 related to all stock-based compensation is $204.3 million, $82.4 million and $80.7 million, respectively.

The aggregate income tax benefit recognized related to the exercise of stock options for the years ended December 31, 2020, 2019 and 2018, is $170.1 million, $64.2 million, and $63.6 million, respectively. As the Company is currently in a NOL position, there will be some delay in the timing of the realization of the cash benefit of the income tax deductions related to stock-based compensation because it will be dependent upon the amount and timing of future taxable income and the timing of estimated income tax payments.

IAC Restricted Common Stock

On November 5, 2020, the Company entered into a new, ten-year employment agreement and a Restricted Stock Agreement (“RSA Agreement”) with Joseph Levin, IAC’s Chief Executive Officer. The RSA Agreement provides for a grant of 3,000,000 shares of IAC restricted common stock that cliff vest on the ten-year anniversary of the grant date based on satisfaction of IAC’s stock price targets and Mr. Levin’s continued employment through the vesting date.

Mr. Levin may request an extension of the measurement and vesting period from 10 to 12 years and IAC will consider the request in light of the circumstances.

Mr. Levin may elect to accelerate vesting of the IAC restricted shares, effective on the 6th, 7th, 8th, or 9th anniversary of the grant date, in which case performance will be measured through such date, and Mr. Levin will receive a pro-rated portion of the award (based on the years elapsed from the grant date) and any remaining shares will be forfeited. The applicable stock price goals are proportionately lower on the earlier vesting dates.

The value of restricted common stock grant was estimated using a lattice model that incorporates a Monte Carlo simulation of IAC’s stock price. The fair value of the restricted common stock grant on November 5, 2020 was $61.06 per share. The total grant date fair value of the award was $183.2 million.

IAC Restricted Stock Units and Market-based Stock Units

RSUs and MSUs are awards in the form of phantom shares or units denominated in a hypothetical equivalent number of shares of IAC common stock and with the value of each RSU equal to the fair value of IAC common stock at the date of grant. The value of each MSU is estimated using a lattice model that incorporates a Monte Carlo simulation of IAC’s stock price. Each RSU grant is subject to service-based vesting, where a specific period of continued employment must pass before an award vests. The vesting of MSUs is tied to the stock price of IAC. For RSU grants, the expense is measured at the grant date as the fair value of IAC common stock and expensed as stock-based compensation over the vesting term. MSU grants are expensed over the shorter of the vesting period or the derived service period.

Unvested RSUs and MSUs outstanding at December 31, 2020 and changes during the period ended December 31, 2020 are as follows:

	RSUs		MSUs
		Weighted		Weighted
		Average		Average
	Number	Grant Date	Number	Grant Date
	of Shares	Fair Value	of Shares	Fair Value

	(Shares in thousands)
Unvested on June 30, 2020, the date of the MTCH Separation	421	$48.13	347	$44.76
Granted	1,121	128.82	—	—
Vested	(26)	64.52	(347)	44.76
Forfeited	(13)	94.17	—	—
Unvested at December 31, 2020	1,503	$107.62	—	$—

In connection with the MTCH Separation, Old IAC’s RSUs were converted into IAC RSUs in a manner that preserved their fair value immediately before and immediately after the conversion. These equity awards are settled on a net basis, with the award holder entitled to receive IAC shares equal to the number of RSUs vesting less a number of shares with a value equal to the required cash tax withholding payment, which will be paid by the Company. The number of IAC common shares that would be required to net settle RSUs outstanding at January 29, 2021 is 0.7 million shares. In addition, withholding taxes, which will be paid by the Company on behalf of the employees upon vest, would have been $152.7 million at January 29, 2021, assuming a 50% withholding rate.

The weighted average fair value of RSUs granted subsequent to the MTCH Separation through December 31, 2020 based on market prices of IAC’s common stock on the grant date was $128.82. There were no MSUs granted subsequent to the MTCH Separation through December 31, 2020.

The total fair value of RSUs and MSUs that vested subsequent to the MTCH Separation through December 31, 2020 was $3.8 million and $43.6 million.

IAC Stock Options

Stock options outstanding at December 31, 2020 and changes during the period ended December 31, 2020 are as follows:

	December 31, 2020
			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
		Exercise	Contractual	Intrinsic
	Shares	Price	Term in Years	Value

	(Shares and intrinsic value in thousands)
Old IAC options converted into IAC options on June 30, 2020, the date of the MTCH Separation	4,498	$20.08
Granted	—	—
Exercised	(587)	13.46
Forfeited	—	—
Expired	(2)	14.05
Options outstanding at December 31, 2020	3,909	$21.08	4.9	$657,704
Options exercisable	3,909	$21.08	4.9	$657,704

In connection with the MTCH Separation, Old IAC denominated stock options were converted into stock options to purchase IAC common stock and stock options to purchase New Match common stock in a manner that preserved the spread value of the stock options immediately before and immediately after the adjustment, with the allocation between the two stock options based on the value of a share of IAC common stock relative to the value of a share of New Match common stock multiplied by the transaction exchange ratio of 2.1584.

The aggregate intrinsic value in the table above represents the difference between IAC’s closing stock price on the last trading day of 2020 and the exercise price, multiplied by the number of in-the-money options that would have been exercised had all option holders exercised their options on December 31, 2020. The total intrinsic value of IAC stock options exercised subsequent to the MTCH Separation through December 31, 2020 is $74.8 million.

The following table summarizes the information about stock options outstanding and exercisable at December 31, 2020:

	Options Outstanding			Options Exercisable
		Weighted-			Weighted-
		Average	Weighted-		Average	Weighted-
	Outstanding at	Remaining	Average	Exercisable at	Remaining	Average
	December 31,	Contractual	Exercise	December 31,	Contractual	Exercise
Range of Exercise Prices	2020	Life in Years	Price	2020	Life in Years	Price

	(Shares in thousands)
Less than $20.00	1,060	4.7	$14.21	1,060	4.7	$14.21
$20.01 to $30.00	2,765	4.9	22.96	2,765	4.9	22.96
$30.01 to $40.00	4	6.6	31.82	4	6.6	31.82
$40.01 to $50.00	80	7.2	46.61	80	7.2	46.61
	3,909	4.9	$21.08	3,909	4.9	$21.08

The fair value of stock option awards, with the exception of market-based awards, is estimated on the grant date using the Black-Scholes option pricing model. The Black-Scholes option pricing model incorporates various assumptions, including expected volatility, risk-free interest rate and expected term.

The Company has the discretion to settle IAC stock options net of withholding tax and exercise price or require the award holder to pay its share of the withholding tax, which he or she may do so by selling IAC common shares. The aggregate intrinsic value of IAC’s stock options outstanding as of January 29, 2021, is $737.9 million. Assuming all stock options outstanding on January 29, 2021 were net settled on that date, the Company would have issued 1.8 million common shares and would have remitted $369.0 million in cash for withholding taxes (assuming a 50% withholding rate).

Assuming all stock options outstanding on January 29, 2021 were settled through the issuance of a number of IAC common shares equal to the number of stock options exercised, the Company would have issued 3.9 million common shares and would have received $82.3 million in cash proceeds.

Stock-based Awards Denominated in the Shares of Certain Subsidiaries

Non-publicly-traded Subsidiaries

The following description excludes awards denominated in ANGI shares.

The Company has granted stock settled stock appreciation rights to employees and management that are denominated in the equity of certain non-publicly traded subsidiaries of the Company. These equity awards vest over a period of years or upon the occurrence of certain prescribed events. The value of the stock settled stock appreciation rights is tied to the value of the common stock of these subsidiaries. Accordingly, these interests only have value to the extent the relevant business appreciates in value above the initial value utilized to determine the exercise price. These interests can have significant value in the event of significant appreciation. The fair value of these interest is generally determined by negotiation or arbitration when settled, which will occur at various dates through 2026. These equity awards are settled on a net basis, with the award holder entitled to receive a payment in IAC common shares equal to the intrinsic value of the award at exercise less an amount equal to the required cash tax withholding payment, which will be paid by the Company. The number of IAC common shares ultimately needed to settle these awards may vary significantly from the estimated number below as a result of both movements in our stock price and a determination of fair value of the relevant subsidiary that is different than our estimate. The expense associated with these equity awards is initially measured at fair value at the grant date and is expensed as stock-based compensation over the vesting term. The number of IAC common shares that would be required to settle these interests at current estimated fair values, including vested and unvested interests, at January 29, 2021 is 0.1 million shares. Withholding taxes, which will be paid by the Company on behalf of the employees upon exercise, would have been $12.5 million at January 29, 2021, assuming a 50% withholding rate. Excluded from these amounts are awards related to Vimeo, for which the aggregate intrinsic value of outstanding Vimeo awards as of January 29, 2021, assuming a per share price of $35.35, which is equal to the per share price of Vimeo based upon a $5.7 billion pre-money valuation, is $405.1 million. Withholding taxes would have been $202.6 million at January 29, 2021, assuming a 50% withholding rate. If the Spin-off is completed, these awards will be settled in shares of SpinCo common stock. SpinCo management will have the discretion to continue to net settle these awards, or require the award holder to pay its share of the withholding tax, which he or she may do so by selling SpinCo common shares.

ANGI

ANGI currently settles all of its equity awards on a net basis. Certain ANGI stock appreciation rights issued prior to the Combination are settleable in either shares of ANGI common stock or shares of IAC common stock at IAC’s option. If settled in IAC common stock, ANGI reimburses IAC in shares of its common stock. The aggregate intrinsic value of these awards outstanding at January 29, 2021 is $92.1 million, assuming these awards were net settled on that date, the withholding taxes that would be payable by ANGI are $46.1 million, assuming a 50% withholding rate, and ANGI would have issued 3.3 million shares. Certain equity awards denominated in shares of ANGI’s subsidiaries may be settled in either shares of ANGI common stock or IAC common stock at IAC’s option. To the extent shares of IAC common stock are issued in settlement of these awards, ANGI is obligated to reimburse IAC for the cost of those shares by issuing shares of ANGI common stock. The aggregate intrinsic value of all other ANGI equity awards, including stock options, RSUs and subsidiary denominated equity at January 29, 2021 is $162.2 million; assuming these awards were net settled on that date, the withholding taxes that would be payable are $81.1 million, assuming a 50% withholding rate, and ANGI would have issued 5.8 million shares of its common stock.

Modification of awards

During 2020, the Company modified certain equity awards in connection with the MTCH Separation and recognized a modification charge of $56.9 million, of which $56.0 million was recognized as stock-based compensation expense in the year ended December 31, 2020 and the remaining charge will be recognized over the vesting period of the modified awards. In addition, certain other equity awards were modified during 2020 resulting in modification charges of $20.5 million in the aggregate, of which $14.1 million was recorded by ANGI.

During 2019, certain equity awards were modified resulting in modification charges of $13.1 million.

During 2018, certain equity awards were modified resulting in modification charges of $11.8 million, of which $3.9 million was recorded by ANGI.

In connection with the Combination in 2017, the previously issued HomeAdvisor (US) stock appreciation rights were converted into ANGI equity awards resulting in a modification charge of $217.7 million of which $21.1 million, $29.0 million, and $56.9 million were recognized as stock-based compensation expense in the years ended December 31, 2020, 2019, and 2018 respectively. At December 31, 2020, there is $0.9 million of expense remaining related to this modification that will be recognized over the remaining vesting period of the modified awards.